                      POWER OF ATTORNEY

 The undersigned hereby constitutes and appoints each of
Charmaine Mesina and Mary Zeigler, signing singly, the
undersigned's true and lawful attorney-in-fact to:

  (1) execute for and on behalf of the undersigned, in the
undersigned's capacity as an officer of Applied Materials,
Inc. (the "Company"), Forms 3, 4 and 5 in accordance with
Section 16(a) of the Securities Exchange Act of 1934 and the
rules thereunder;

  (2) do and perform any and all acts for and on behalf of
the undersigned which may be necessary or desirable to
complete and execute any such Form 3, 4 or 5, complete and
execute any amendment(s) thereto, and timely file such form
with the United States Securities and Exchange Commission and
any stock exchange or similar authority; and

  (3) take any other action of any type whatsoever in
connection with the foregoing which, in the opinion of such
attorney-in-fact, may be of benefit to, in the best interest of, or legally required by, the undersigned, it being
understood that the documents executed by such attorney-in-
fact on behalf of the undersigned pursuant to this Power of
Attorney shall be in such form and shall contain such terms
and conditions as such attorney-in-fact may approve in such
attorney-in-fact's discretion.

  The undersigned hereby grants to each such attorney-in-
fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or proper to be done in the exercise of any of the rights and powers herein
granted, as fully to all intents and purposes as the
undersigned might or could do if personally present, with full power of substitution or revocation, hereby ratifying and
confirming all that such attorney-in-fact, or such attorney-
in-fact's substitute or substitutes, shall lawfully do or
cause to be done by virtue of this Power of Attorney and the rights and powers herein granted.  The undersigned
acknowledges that the foregoing attorneys-in fact, in serving in such capacity at the request of the undersigned, are not
assuming, nor is the Company assuming, any of the
undersigned's responsibilities to comply with Section 16 of
the Securities Exchange Act of 1934.

  This Power of Attorney shall remain in full force and
effect until the undersigned is no longer required to file
Forms 3, 4 and 5 with respect to the undersigned's holdings of and transactions in securities issued by the Company, unless earlier revoked by the undersigned in a signed writing
delivered to the foregoing attorneys-in-fact.

  IN WITNESS WHEREOF, the undersigned has caused this
Power of Attorney to be executed as of this 24th day of March,
2005.

    /s/ Joseph J. Sweeney
                                ----------------------------
      Joseph J. Sweeney